UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 6, 2020

MARTIN MIDSTREAM PARTNERS L.P.
(Exact name of Registrant as specified in its charter)

DELAWARE (State of incorporation or organization)	000-50056 (Commission file number)	05-0527861 (I.R.S. employer identification number)

4200 STONE ROAD
KILGORE, TEXAS (Address of principal executive offices)		75662 (Zip code)

Registrant's telephone number, including area code: (903) 983-6200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units representing limited partnership interests	MMLP	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

Martin Midstream Partners L.P. (NASDAQ: MMLP) (the "Partnership”) will provide an update to its 2020 guidance reflective of the current operating environment during the first quarter earnings call.

Additionally, the Partnership has engaged Stephens Inc. as financial advisor to explore strategic alternatives to strengthen its balance sheet and address near-term maturities. No assurances can be given as to the outcome or timing of the evaluation.  The Partnership does not intend to make any future announcements concerning this process unless and until the Partnership otherwise determines that disclosures are necessary or appropriate.

The information in this Current Report is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated by reference. The furnishing of information in this report is not intended to, and does not, constitute a determination of admission by the Partnership that the information in this Current Report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Partnership or its affiliates.

Forward-Looking Statements

Statements about Martin Midstream Partners' outlook and all other statements in this release other than historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements and all references to financial estimates rely on a number of assumptions concerning future events and are subject to a number of uncertainties, including (i) the current and potential impacts of the COVID 19 pandemic generally, on an industry-specific basis, and on Martin Midstream Partners' specific operations and business, (ii) Martin Midstream Partners' pursuit of strategic alternatives, (iii) the effects of the continued volatility of commodity prices and the related macroeconomic and political environment, and (iv) other factors, many of which are outside its control, which could cause actual results to differ materially from such statements. While Martin Midstream Partners believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in anticipating or predicting certain important factors. A discussion of these factors, including risks and uncertainties, is set forth in Martin Midstream Partners' annual and quarterly reports filed from time to time with the Securities and Exchange Commission. Martin Midstream Partners disclaims any intention or obligation to revise any forward-looking statements, including financial estimates, whether as a result of new information, future events, or otherwise.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MIDSTREAM PARTNERS L.P. By: Martin Midstream GP LLC, Its General Partner
Date: April 6, 2020	By: /s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President, Treasurer, Principal Accounting Officer and Chief Financial Officer